AMENDMENT NO. 1


     AMENDMENT NO. 1 ("Amendment No. 1") dated as of August 16, 1999 to the Credit Agreement dated as of April 1, 1999 (the "Credit Agreement"), among Express Scripts, Inc.; each of the Subsidiary Guarantors party thereto; each of the Lenders party thereto; Credit Suisse First Boston, as Lead Arranger, Administrative Agent and Collateral Agent; Bankers Trust Company, as Syndication Agent; The First National Bank of Chicago, as Co-Documentation agent; and
Mercantile Bank, N.A., as Co-Documentation agent (capitalized terms not otherwise defined in this Amendment No. 1 have the same meaning assigned to such terms in the Credit Agreement).

                              W I T N E S S E T H :

     WHEREAS, pursuant to Section 10.6 of the Credit Agreement, the Requisite Lenders hereby agree to amend certain provisions of the Credit Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION ONE - Amendment. (a) The definition of "Consolidated Net Income "in the Credit Agreement shall be deleted in its entirety and replaced with the following:

     "Consolidated Net Income" means, for any period, the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or that Person's assets are acquired by Company or any of its Subsidiaries, (iii) the income of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, (v) for any period that includes Fiscal Quarters ending on or prior to March 31, 2000, up to $8.0 million in cash charges directly relating to the consolidation of facilities in connection with the Acquisition.

     (b) The definition of "Consolidated Fixed Charge Coverage Ratio" in the Credit Agreement shall be deleted in its entirety and replaced with the following:

     "Consolidated Fixed Charge Coverage Ratio" shall mean, for any period, the ratio of (a) Consolidated EBITDA for such period to (b) the sum, without duplication, of (i) Consolidated Interest Expense for such period, (ii) the aggregate amount of cash taxes paid by Company and its Subsidiaries during such period, (iii) mandatory payments (other than with respect to the Loans) and scheduled principal payments during such period in respect of any Indebtedness of Company and its Subsidiaries, (iv) cash dividends on capital stock declared by Company or any of its Subsidiaries during such period (excluding dividends payable to Company or any of its Wholly Owned Subsidiaries), (v) the principal component of obligations with respect to Capital Leases paid during such period and (vi) Consolidated Capital Expenditures during such period (the items referred to in the foregoing clauses (i) through (vi) being collectively called "Consolidated Fixed Charges").

     (c) Section 2.2A of the Credit Agreement shall be amended by adding the following proviso at the end of the penultimate paragraph thereof:

     ";  provided,  further,  that the  adjustment of the  applicable  Base Rate
Margin and Eurodollar Rate Margin with respect to the delivery of the first Compliance Certificate for the Fiscal Quarter ended June 30, 1999 shall automatically be adjusted on the next succeeding Business Day following receipt by Administrative Agent of a Compliance Certificate for such Fiscal Quarter revised to reflect the effects of amendments approved by the Requisite Lenders."

     SECTION TWO - Conditions to Effectiveness. This Amendment No. 1 shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment No. 1 executed by the Company, the Subsidiary Guarantors and the Requisite Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment No. 1. The effectiveness of this Amendment No. 1 (other than Sections Five and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

     SECTION THREE - Representations and Warranties. In order to induce the Lenders and the Agents to enter into this Amendment No. 1, the Company represents and warrants to each of the Lenders and the Agents that after giving effect to this Amendment No. 1, (i) no Default or Event of Default has occurred and is continuing; and (ii) all of the representations and warranties in the Credit Agreement, after giving effect to this Amendment No. 1, are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

     SECTION FOUR - Reference to and Effect on the Credit Agreement and the Notes. On and after the effectiveness of this Amendment No. 1, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement and each reference in each of the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 1. The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended by this Amendment No. 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     SECTION FIVE - Costs, Expenses and Taxes. The Company agrees to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment No. 1 and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel) in accordance with the terms of Section 10.2 of the Credit Agreement. In addition, the Company shall pay or reimburse any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment No. 1 and the other instruments and documents to be delivered hereunder, if any, and agrees to save each Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     SECTION SIX - Execution in Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

     SECTION SEVEN - Governing Law. This Amendment No. 1 shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (including Section 5-1401 of the General Obligations Law of the State of New York), without giving effect to any provisions thereof relating to conflicts of law.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                 EXPRESS SCRIPTS, INC.


                 By:  /s/ George Paz
                      By: George Paz
                      Title:Senior Vice President and Chief Financial Officer


                  SUBSIDIARY GUARANTORS:

                  DIVERSIFIED PHARMACEUTICAL SERVICES, INC.
                  YOURPHARMACY.COM, INC.
                  ESI/VRX SALES DEVELOPMENT CO.
                  EXPRESS SCRIPTS VISION CORP.
                  HEALTH CARE SERVICES, INC.
                  IVTX, INC.
                  MANAGED PRESCRIPTION NETWORK, INC.
                  MHI, INC.
                  VALUE HEALTH, INC.
                  VALUERX, INC.
                  VALUERX PHARMACY PROGRAM, INC.


                  By:/s/ George Paz
                       Name: George Paz
                        Title:Senior Vice President and Chief Financial Officer


                         as one of the Requisite Lenders
                                  (please type)

Bankboston, N.A.

By: /s/ Grace A. Barnett
     Name:  Grace A. Barnett
     Title:  Vice President


Bankers Trust Company

By:  /s/ Mary Jo Jolly
     Name:  Mary Jo Jolly
     Title:  Assistant Vice President


Bank Leumi USA

By:  /s/ Joung Hee Hong
     Name:  Joung Hee Hong
     Title: Vice President

Bank of America, N.A. (formerly known as NationsBank, N.A.)

By:  /s/ Larry J. Gordon
     Name:  Larry J. Gordon
     Title: Vice President

Bank of Hawaii

By:  /s/ Donna R. Parker
     Name:  Donna R. Parker
     Title:  Vice President

Bank of Monteal

By:  /s/ Richard J. McClorey
     Name:  Richard J. McClorey
     Title:  Director

The Bank of New York

By:  /s/ David G. Shedd
     Name:  David G. Shedd
     Title:  Vice President

Banque Nationale de Paris

By:  /s/ Arnaud Collin du Bocage
     Name: Arnaud Collin du Bocage
     Title: Executive Vice President and General Manager
               Chicago Branch

Bayerische Hypo-Und Vereinsbank AG, New York Branch

By:  /s/ Erich Ebner von Eschenbach
     Name: Erich Ebner von Eschenbach
     Title: Managing Director

By:  /s/ Steven Simons
     Name: Steven Simons
     Title:  Associate Director

City National Bank

By:  /s/ Patrick Cassidy
     Name:  Patrick Cassidy
     Title:  Vice President

Credit Agricole Indosuez

By:  /s/ Raymond A. Falkenberg
     Name:  Raymond A. Falkenberg
     Title:  Vice President, Manager

By:  /s/ Ernest V. Hodge
     Name:  Ernest V. Hodge
     Title:  Senior Relationship Manager

Credit Suisse First Boston

by:  /s/ Todd C. Morgan
     Name:  Todd C. Morgan
     Title:  Director

By:  /s/ Kristin Lepri
     Name:  Kristin Lepri
     Title:  Associate

Erste Bank Der Oesterreichischen Sparkassen AG

By:  /s/ Rima Terradista
     Name:  Rima Terradista
     Title:  Vice President

By:  /s/ David Manheim
     Name:  David Manheim
     Title:  Assistant Vice President

The First National Bank of Chicago

By:  /s/ Christopher C. Cavaiani
     Name:  Christopher c. Cavaiani
     Title:  Vice President

Fleet National Bank

By:  /s/ Lori H. Jou
     Name:  Lori H. Jou
     Title:  Assistant Vice President

The Fuji Bank, Limited

By:  /s/ Peter L. Chinnici
     Name:  Peter L. Chinnici
     Title:  Senior Vice President and Group Head

Heller Financial, Inc.

By:  /s/ Sheila C. Weimer
     Name:  Sheila C. Weimer
     Title:  Vice President

Mellon Bank, N.A.

By:  /s/ Louis E. Flori
     Name:  Louis E. Flori
     Title:  Vice President

Mercantile Bank N.A.

By:  /s/ Mary Ann Lemonds
     Name:  Mary Ann Lemonds
     Title:  Vice President

Michigan National Bank

By:  /s/ Draga Palincas
     Name: Draga Palincas
     Title:  Commercial Relationship Manager

National City Bank

By:  /s/ Joseph D. Robison
     Name:  Joseph D. Robison
     Title:  Vice President

Senior Debt Portfolio
By:  Boston Management and Research as Investment Advisor

By:  /s/ Barbara Campbell
     Name:  Barbara Campbell
     Title:  Vice President

Textron Financial Corporation

By:  /s/ R. Rodney Weaver
     Name:  R. Rodney Weaver
     Title:  Vice President

UBS AG, Stamford Branch

By:  /s/ Paula Mueller
     Name:  Paula Meuller
     Title:  Director

By:  /s/ Wilfred Saint
     Name:  Wilfred Saint
     Title:  Associate Director

Union Bank of California

By:  /s/ Virginia Hart
     Name:  Virginia Hart
     Title:  Vice President